Exhibit 99.(s)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof  during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Amy R. Doberman, Randy Takian, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period March 1, 2009 through May 1, 2009.

Dated: February 24, 2009

/s/ Frank L. Bowman
Frank L. Bowman

Appendix A:

Fund:	Filing:

Morgan Stanley California Tax-Free Daily Income Trust	Post-Effective Amendment Nos. 24 and 25 to Form N-1A
Morgan Stanley California Tax-Free Income Fund	Post-Effective Amendment Nos. 30 and 31 to Form N-1A
Morgan Stanley Capital Opportunities Trust	Post-Effective Amendment Nos. 20 and 21 to Form N-1A
Morgan Stanley Focus Growth Fund	Post-Effective Amendment Nos. 36 and 37 to Form N-1A
Morgan Stanley Global Infrastructure Fund	Post-Effective Amendment Nos. 33 and 34 to Form N-1A
Morgan Stanley Institutional Fund, Inc.	Post-Effective Amendment Nos. 79 and 80 to Form N-1A
Morgan Stanley Institutional Fund Inc.	Pre-Effective Amendment Nos. 2 and 3 to Form N-14
Morgan Stanley New York Municipal Money Market Trust	Post-Effective Amendment Nos. 24 and 25 to Form N-1A
Morgan Stanley New York Tax-Free Income Fund	Post-Effective Amendment Nos. 29 and 30 to Form N-1A
Morgan Stanley Real Estate Fund	Post-Effective Amendment Nos. 13 and 14 to Form N-1A
Morgan Stanley Select Dimensions Investment Series	Post-Effective Amendment Nos. 27 and 28 to Form N-1A
Morgan Stanley Tax-Exempt Securities Trust	Post-Effective Amendment Nos. 34 and 35 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	Post-Effective Amendment Nos. 36 and 37 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	Post-Effective Amendment Nos. 31 and 32 to Form N-1A
Morgan Stanley Variable Investment Series	Post-Effective Amendment Nos. 45 and 46 to Form N-1A
The Universal Institutional Funds, Inc.	Post-Effective Amendment Nos. 33 and 34 to Form N-1A

Morgan Stanley China A Share Fund, Inc.	Registration Statement on Form N-2; Pre-Effective Amendment No. 1 to Form N-2
Morgan Stanley Institutional Fund of Hedge Funds LP	Amendment Nos. 9, 10 and 11 to Form N-2
Morgan Stanley Global Long/Short Fund A	Post-Effective Amendment Nos. 2, 3 and 4 to Form N-2
Morgan Stanley Global Long/Short Fund P	Post-Effective Amendment Nos. 2, 3 and 4 to Form N-2
Alternative Investment Partners Absolute Return Fund	Post-Effective Amendment Nos. 9, 10 and 11 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	Post-Effective Amendment Nos. 10, 11 and 12 to Form N-2
Alternative Investment Partners Absolute Return Fund II A	Post-Effective Amendment Nos. 2, 3 and 4 to Form N-2
Alternative Investment Partners Absolute Return Fund II P	Post-Effective Amendment Nos. 2, 3 and 4 to Form N-2